Exhibit 21.1
NOBLE ENERGY, INC.
SUBSIDIARIES

NAME	JURISDICTION OF ORGANIZATION
Advantage Pipeline Holdings LLC*	Delaware
Advantage Pipeline Logistics LLC*	Texas
Advantage Pipeline Management, LLC*	Texas
Advantage Pipeline, L.L.C.*	Texas
Alba Associates LLC*	Cayman Islands
Alba Plant LLC*	Cayman Islands
AMPCO Marketing, L.L.C.*	Michigan
AMPCO Services, L.L.C.*	Michigan
Atlantic Methanol Associates LLC*	Cayman Islands
Atlantic Methanol Production Company LLC*	Cayman Islands
Atlantic Methanol Services B.V.*	Amsterdam
Black Diamond Gathering Holdings LLC	Delaware
Black Diamond Gathering LLC*	Delaware
Black Diamond Rockies Midstream LLC*	Delaware
Black Diamond Rockies Storage and Terminals LLC*	Delaware
Blanco River DevCo GP LLC	Delaware
Blanco River DevCo LP	Delaware
Clayton Williams Pipeline Corporation	Delaware
Colorado River DevCo GP LLC	Delaware
Colorado River DevCo LP	Delaware
Delaware Crossing Holdings LLC	Delaware
Delaware Crossing LLC	Delaware
Delaware Crossing Operating LLC	Delaware
EDC Ecuador Ltd.	Delaware
EDC South America Limited	Cayman Islands
EMED Pipeline B.V.*	Amsterdam
Energy Development Corporation (Argentina), Inc.	Delaware
Energy Development Corporation (China), Inc.	Delaware
Green River DevCo GP LLC	Delaware
Green River DevCo LP	Delaware
Gunnison River DevCo GP LLC	Delaware
Gunnison River DevCo LP	Delaware
Laramie River DevCo GP LLC	Delaware
Laramie River DevCo LP	Delaware
Leviathan Transportation System Ltd.*	Tel Aviv
MachalaPower Cia. Ltda. (fka Samedan Power)	Cayman Islands
NBL C.V.	Netherlands
NBL Congo Holding LLC (fka NBL Nicaragua Holding, LLC)	Delaware
NBL Congo Limited (fka NBL Nicaragua Limited)	Cayman Islands
NBL Cumbia Limited	Cayman Islands
NBL Eastern Mediterranean Marketing Limited	Cayman Islands
NBL Energy Royalties, Inc. (fka NBL Royalties, Inc.)	Delaware
NBL International C.V.	Netherlands
NBL International Finance B.V.	Netherlands
NBL International Holdings, LLC	Delaware
NBL International Risk Management Limited	Cayman Islands
NBL Jordan Marketing Limited*	Cayman Islands
NBL Mexico Holding, LLC	Delaware
NBL Mexico, Inc.	Delaware
NBL Midstream Holdings LLC	Delaware
NBL Midstream, LLC	Delaware
NBL Netherlands B.V.	Netherlands
NBL North American Risk Management, LLC	Delaware
NBL Permian Water LLC	Delaware
NBL Rhea Limited	Cayman Islands
NBL Suriname B.V.	Netherlands

NBL Texas, LLC	Delaware
NCWYO Assets LLC	Delaware
NEML Leviathan Finance Company Ltd.	Tel Aviv
Noble Energy (ISE) Limited	United Kingdom
Noble Energy (Oilex) Limited	United Kingdom
Noble Energy Cameroon Limited	Cayman Islands
Noble Energy Canada Inc. (fka Noble Energy Canada LLC)	Delaware
Noble Energy Canada ULC	British Columbia
Noble Energy Capital Limited	United Kingdom
Noble Energy Colombia Holding LLC	Delaware
Noble Energy Colombia Limited	Cayman Islands
Noble Energy EG Ltd.	Cayman Islands
Noble Energy Egypt Holding LLC	Delaware
Noble Energy Egypt Limited	Cayman Islands
Noble Energy Egypt Marketing LLC	New Cairo
Noble Energy EMEA Ventures Limited (fka EDC Ireland)	Cayman Islands
Noble Energy EMed Midstream Limited	Cayman Islands
Noble Energy Falklands Holding, LLC	Delaware
Noble Energy Falklands Limited	United Kingdom
Noble Energy Gabon Holding Company, LLC (fka Noble Energy EG Holding Company, LLC)	Delaware
Noble Energy Gabon Limited (fka Noble Energy EG II Limited)	Cayman Islands
Noble Energy Global Ventures Ltd. (fka Noble Energy India Ltd.)	Cayman Islands
Noble Energy International Holdings, Inc.	Delaware
Noble Energy International Holdings, LLC	Delaware
Noble Energy International Ltd (fka Samedan International)	Cyprus
Noble Energy Mediterranean Ltd. (fka Samedan Mediterranean Sea)	Cayman Islands
Noble Energy Mexico, S. de R.L. de C.V.	Mexico
Noble Energy New Ventures, LLC (fka Noble Energy New Ventures, Inc.)	Delaware
Noble Energy Services, Inc.	Delaware
Noble Energy Sierra Leone Holdings, LLC	Delaware
Noble Energy SL Limited (fka Noble Energy Sierra Leone UK Limited)	United Kingdom
Noble Energy US Holdings, LLC	Delaware
Noble Energy WyCo, LLC	Delaware
Noble Midstream GP LLC (fka Noble Energy Midstream GP LLC)	Delaware
Noble Midstream Partners LP (fka Noble Energy Midstream LP)	Delaware
Noble Midstream Services, LLC (fka Noble DJ Midstream Services Company, LLC)	Delaware
Optimized Energy Solutions, LLC*	Delaware
Pecos River Holdings GP LLC	Delaware
Pecos River Holdings LP	Delaware
Rosetta Resources Holdings, LLC (fka Calpine Natural Gas Holdings, LLC)	Delaware
Rosetta Resources Offshore, LLC	Delaware
Rosetta Resources Operating GP, LLC (fka Calpine Natural Gas GP, LLC)	Delaware
Rosetta Resources Operating LP (fka Calpine Natural Gas L.P.)	Delaware
Samedan Methanol	Cayman Islands
Samedan of North Africa, LLC (fka Samedan of North Africa, Inc.)	Delaware
San Juan River DevCo GP LLC	Delaware
San Juan River DevCo LP	Delaware
Seven Oaks Insurance Limited	Bermuda
Tamar 10 Inch Pipeline Ltd.*	Tel Aviv
Tamar Mediterranean Gas Ltd.*	Tel Aviv
Trinity Delaware Holdings LLC	Delaware
Trinity River DevCo LLC	Delaware
West Coast Energy Properties GP, LLC	Texas
White Star Insurance LLC	Texas
Yam Tethys Ltd*	Tel Aviv

* Indicates ownership is less than 100%